SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  July 6, 2004
(Date of earliest event reported)

Commission File No.:  333-110283


                    Wells Fargo Asset Securities Corporation
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        Delaware                                            52-1972128
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(State of Incorporation)                                 (I.R.S. Employer
                                                          Identification No.)

7485 New Horizon Way
Frederick, Maryland                                               21703
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Address of principal executive offices                           (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.       Other Events
              ------------

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Structural Term Sheets (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Bear, Stearns & Co. Inc. which are hereby filed pursuant to such letters.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------
      (99)                               Collateral Term Sheets
                                         and Structural Term Sheets prepared
                                         by Bear, Stearns & Co. Inc.
                                         in connection with Wells
                                         Fargo Asset Securities
                                         Corporation, Mortgage
                                         Pass-Through Certificates,
                                         Series 2004-M

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                    CORPORATION


July 6, 2004

                                   By: /s/ Alan S. McKenney
                                       ------------------------
                                           Alan S. McKenney
                                           Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                E
                        and Structural Term Sheets
                        prepared by Bear, Stearns & Co.
                        Inc. in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2004-M